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                                                                    Exhibit 99.4

                                    CONSENT



     The undersigned hereby consents to being named as a director of American General Hospitality Corporation (the "Company") as described in the Company's Registration Statement on Form S-11 to be filed with the Securities and Exchange Commission.



May 30, 1996                               /s/ Kent R. Hance
                                           --------------------
                                           Kent R. Hance